Victory Variable Insurance Funds

Victory 500 Index VIP Series

(the "Fund")

Supplement dated September 29, 2023

to the Summary Prospectus dated May 1, 2023 ("Prospectus")

The Victory Variable Insurance Funds' Board of Trustees approved a change to the Fund's principal investment strategy. This change will be effective on or about December 1, 2023.

The first paragraph found under "Principal Investment Strategy" on page 2 of the Prospectus is deleted and replaced with the following:

The Adviser pursues the Fund's objective by investing, under normal circumstances, at least 80% of its assets in equity securities of companies included in the Index. The Index is an unmanaged market-cap weighted index that consists of the largest 500 companies within the VettaFi US Equity 3000 IndexSM ("Parent Index"). The Parent Index measures the performance of the largest 3000 U.S. equity securities with readily available price data.